UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2018 (June 1, 2018)

TMSR HOLDING LIMITED COMPANY

(Exact name of registrant as specified in charter)

Delaware	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

A101 Hanzheng Street City Industry Park,

No.21 Jiefang Avenue, Qiaokou District, Wuhan, Hubei, China 430000

 (Address of Principal Executive Offices) (Zip code)

+86-022-5982-4800

 (Registrant’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5. 07 Submission of Matters to a Vote of Security Holders.

On June 1, 2018 local time, TMSR Holding Company Limited (the “Company”) held a special meeting of Stockholders in lieu of an annual meeting (the “Meeting”).  At the Meeting, a majority of the Company’s shares of common stock represented at the Meeting and voting on each proposal voted to approve the following proposals:

1.	To elect Chuanliu Ni, Jiazhen Li, Xiaonian Zhang , Hui Zhu, Yaqing Hu, Chenchen Zhang, and Wenting Zou as directors to serve for a one-year term that expires at the next annual meeting of stockholders, or until their successors are elected and qualified or until their earlier resignation or removal;

2.	Approval by a non-binding vote of the Company’s executive compensation;

3.	Approval by a non-binding vote, the frequency of future Stockholder advisory votes relating to the Company’s executive compensation;

4.	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements as at December 31, 2018 and for the fiscal year then ending;

5.	Approval of an amendment of the Company’s Certificate of Incorporation to authorize the Board of Directors to effectuate a 2-for-1 forward stock split of the Company’s common stock (the “Forward-Split”);

6.	Approval of an amendment of the Company’s Certificate of Incorporation to authorize the Board of Directors to increase the number of shares of common stock that the Company has authority to issue from 100,000,000 to 200,000,000 and the number of shares of preferred stock that the Company has authority to issue from 10,000,000 to 20,000,000; and consequently, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 110,000,000 to 220,000,000 (“Capital Increase”); and

7.	Approval of a change in the state of incorporation (the “Re-domicile”) of the Company from Delaware to Nevada by merging the Company with and into a newly formed Nevada subsidiary, pursuant to an agreement and plan of merger, resulting in the Nevada subsidiary as the surviving company and the Article of Incorporate and Bylaws of the surviving company shall become the Articles of Incorporation and Bylaws of the Company.

All matters voted on at the Meeting were approved as recommended by the Board of Directors of the Company.  The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below.  The Company’s inspector of election reported the final vote of the stockholders as follows:

	For	Against	Withheld	Abstain	Broker Non-Votes
Election of Directors
CHUANLIU NI	8,098,976	0	0	-	-
JIAZHEN LI	8,098,976	0	0	-	-
XIAONIAN ZHANG	8,098,976	0	0	-	-
HUI ZHU	8,098,976	0	0	-	-
YAQING HU	8,098,976	0	0	-	-
CHENCHEN ZHANG	8,098,976	0	0	-	-
WENTING ZOU	8,098,976	0	0	-	-

Approval of the Company’s executive compensation	8,098,976	0	-	0	-

	1 year	2 years	3 years	Abstain
Frequency of future Stockholder advisory votes relating to the Company’s executive compensation	0	0	8,098,976	-

Ratification of Appointment of Independent registered public accounting firm	8,098,976	0	-	0	-
Approval of an amendment of the Company’s Certificate of Incorporation to authorize the Forward Split	8,098,976	0	-	0	-
Approval of an amendment of the Company’s Certificate of Incorporation to authorize the Capital Increase	8,098,976	0	-	0	-
Approval of a change in the state of incorporation	8,098,976	0	-	0	-

[signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMSR HOLDING COMPANY LIMITED

Date: June 1, 2018	By:	/s/ Jiazhen Li
Jiazhen Li
Co-Chairman

2